Exhibit 25

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                         _______________


                            FORM T-1
               STATEMENT OF ELIGIBILITY UNDER THE
    TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A CORPORATION
                  DESIGNATED TO ACT AS TRUSTEE

                         _______________


         FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION
       (Exact name of trustee as specified in its charter)

United States                                            94-
3160100
(State of Incorporation                                  (I.R.S.
employer
if not a national bank)                       identification no.)


One California Street, Suite 400                         94111
San Francisco, California                                (zip
code)

                  _____________________________


                   GTE NORTHWEST INCORPORATED
       (Exact name of obligor as specified in its charter)

Washington                                               91-
0466810
(State or other jurisdiction of                          (I.R.S.
employer
incorporation or organization)
identification no.)

600 Hidden Ridge                                         75038
Irving, Texas                                            (zip
code)

  (Address and telephone number of principal executive offices)

DAVID S. KAUFFMAN, ESQ.                            CHARLES J.
SOMES, ESQ.
GTE Service Corporation                            GTE Northwest
Incorporated
One Stamford Forum                                 600 Hidden
Ridge
Stamford, Connecticut 06904                        Irving, Texas
75038
(203) 965-2986                                     (214) 718-5600

  (Names, addresses and telephone numbers of agents for service)

           __________________________________________

                           DEBENTURES
               (Title of the Indenture Securities)


________________________________________________________________

1. General information.

   Furnish the following information as to the trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Washington, D.C.

   (b) Whether it is authorized to exercise corporate trust powers.

       The trustee is authorized to exercise corporate trust powers.

2. Affiliations with obligor and underwriters.

     If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

       No such affiliation exists with the trustee.

       See Note following Item 16.

Item 3 through Item 15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.


16. List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

Exhibit 1 -    Articles of Association of First Trust of
          California, National Association, dated June 5, 1992.
          Incorporated herein by reference to Exhibit 1 with Form
          T-1 Statement, Registration Statement No. 33-50826

Exhibit 2 -    Certificate of the Comptroller of Currency as to
          authority of First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826

Exhibit 3 -    Authorization of the Comptroller of Currency
          granting First Trust of California, National
          Association the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration Statement No. 33-50826

Exhibit 4 -    By-laws of First Trust of California, national
          Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1
          Statement, Registration Statement No. 33-50826

Exhibit 5 -    Not applicable

Exhibit 6 -    Consent of the First Trust of California, National
          Association required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826

Exhibit 7 -    Report of Condition of First Trust of California,
          National Association as of the close of business on December 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.

                              NOTE

   The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of this obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                            SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, First Trust of California, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 26th day of April, 1996.


                              FIRST TRUST OF CALIFORNIA,
                                NATIONAL ASSOCIATION


                              By:   FRANCINE ROCKETT

                                    Francine Rockett
                                    Trust Officer

                      EXHIBIT 6 to Form T-1


      THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(b)
         OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED

                         April 25, 1996


Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

   In connection with the qualification of an indenture between GTE Northwest Incorporated and First Trust of California, National Association, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                              Very truly yours,


                              FIRST TRUST OF CALIFORNIA,
                                NATIONAL ASSOCIATION


                              By: FRANCINE ROCKETT
                               _________________
                                 Francine Rockett
                                 Trust Officer

                      EXHIBIT 7 TO FORM T-1


                CONSOLIDATED REPORT OF CONDITION

                               OF

         FIRST BANK OF CALIFORNIA, NATIONAL ASSOCIATION

   of One California Street, Suite 400 San Francisco, CA 94111
              And Foreign and Domestic Subsidiaries
a member of the Federal Reserve System at the close of business
December 31, 1995, published in accordance with a call made by the Federal Reserve Bank of the District pursuant to the provisions of the Federal Reserve Act.


                                                  Dollar Amounts
STATEMENT OF RESOURCES AND LIABILITIES                       in
Thousands



Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...
$ 32,433
  Interest-bearing balances............................
0
Securities.............................................
3,317

Federal funds sold and securities purchased under
agreements to resell in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
  Federal funds sold...................................
0
  Securities purchased under agreements to resell......
0
Loans and Lease financing receivables:
  Loans and Leases, net of unearned income.............
0
  Less: Allowance for loan and lease losses............
0
  Less: Allocated transfer risk reserve................
0

  Loans and Leases, net of unearned income,
  allowance, and reserve...............................
0
Assets held in trading accounts........................
0
Premises and fixed assets (including capitalized leases)
117
Other real estate owned................................
0
Investments in unconsolidated subsidiaries and
  associated companies.................................
0
Customers' liability to this bank on acceptances
  outstanding..........................................
0
Intangible assets......................................
88,792
Other assets...........................................
5,290

Total assets...........................................
$129,949

STATEMENT OF RESOURCES AND LIABILITIES cont'd.

Deposits:
  In domestic offices.................................        $0
   Noninterest-bearing................................         0
  Interest-bearing...................................          0

In foreign offices, Edge and Agreement subsidiaries,
and IBFs..............................................         0
   Noninterest-bearing................................         0
   Interest-bearing...................................         0

Federal funds purchased and securities sold under
agreements to repurchase in domestic offices of the
bank and of its Edge and Agreement subsidiaries,
and in IBFs:
   Federal funds purchased.............................
0
   Securities sold under agreements to repurchase......
0
Demand notes issued to the U.S. Treasury...............
0
Other borrowed money...................................
147
Mortgage indebtedness and obligations under
   capitalized leases..................................
0
Bank's liability on acceptances executed and
   outstanding.........................................
0
Subordinated notes and debentures......................
0
Other liabilities......................................
7,193

__
Total liabilities......................................
7,340


Common stock...........................................
1,000
Surplus (exclude all surplus related to preferred stock)
121,200
Undivided profits and capital reserves.................
409
Less: Net unrealized loss on marketable equity
   securities..........................................
Cumulative foreign currency translation adjustments....
0


Total equity capital...................................
122,609


Total liabilities and equity capital...................
$129,949




     I, Merita Schollmeier, Vice President of the above-named bank do hereby attest that this Disclosure Statement has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct to the best of my knowledge and belief.

                                             Merita Schollmeier








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